Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Imaging3, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2011 (the “Report”) I, Xavier Aguilera, Chief Financial Officer (Principal Financial/Accounting Officer) of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d)
of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Xavier Aguilera                                                                         Date:  November 18, 2011
Xavier Aguilera, Chief Financial Officer
(Principal Financial/Accounting Officer)

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.